UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2014

Reve Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54497	27-2571663
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17011 Beach Blvd. Suite 900, Huntington Beach, CA 92647

(Address of principal executive offices) (Zip Code)

(714) 907-1241

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

JMJ Financial

On December 3, 2014 (the “Effective Date”) Reve Technologies, Inc. (the “Company”) executed and sold to JMJ Financial, a Nevada sole proprietorship (“Investor”) a $250,000 Convertible Promissory Note (“Note”). The Note provides up to an aggregate of $225,000 in gross proceeds after taking into consideration an Original Issued Discount (“OID”) of $25,000.

A key feature of the Note is that should the Company, at its sole discretion, repay all consideration received pursuant to the Note within 90 days of the Effective Date, there will be zero percent interest charged under the Note. Otherwise, there will be a one-time interest charge of 12% for all consideration received by Company pursuant to the Note.

At any time after the Effective Date, the Investor may convert all or part of the Note into shares of Company’s common stock at the lesser of $0.51 a share or 60% of the lowest trade price in the 25 trading days prior to the conversion.

The Investor has agreed to restrict its ability to convert the Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. The Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of the Company. The Note also provides for penalties and rescission rights if the Company does not deliver shares of its common stock upon conversion within the required timeframes.

As of the Effective Date the Investor funded Company $25,000 under the Note.

LG Capital Funding, LLC

On December 15, 2014, (the "Closing Date") Reve Technologies, Inc. issued a $57,750 convertible promissory note (“Convertible Note”) to LG Capital Funding, LLC, a New York limited liability company (the "Lender") pursuant to the terms of a Securities Purchase Agreement (the "SPA"). The Convertible Note provides up to an aggregate of $50,000 in gross proceeds after taking into consideration an Original Issued Discount of $5,250 and $2,500 in legal fees. The Convertible Note matures on December 15, 2015, accrues interest of 8% and is convertible into shares of common stock any time 180 days after December 15, 2014, beginning on June 13, 2015 at a conversion price equal to 62% of the lowest trading price as quoted on a national exchange for the twenty prior trading days including the date on which the Notice of Conversion is received by the Company. In no event shall Lender effect a conversion if such conversion results in Lender beneficially owning in excess of 9.9% of the outstanding common stock of the Company. Accrued interest shall be paid in shares of common stock at any time at the discretion of the Lender pursuant to the conversion terms above. The Convertible Note may be prepaid with the following penalties: (i) if the Convertible Note is prepaid within 30 days of the issuance date, then 115% of the face amount plus any accrued interest; (ii) if the Convertible Note is prepaid within 31 - 60 days of the issuance date, then 121% of the face amount plus any accrued interest; (iii) if the Convertible Note is prepaid within 61 - 90 days of the issuance date, then 127% of the face amount plus any accrued interest; (iv) if the Convertible Note is prepaid within 91 - 120 days of the issuance date, then 133% of the face amount plus any accrued interest; (v) if the Convertible Note is prepaid within 121 - 150 days of the issuance date, then 139% of the face amount plus any accrued interest; (ii) if the Convertible Note is prepaid within 151 - 180 days of the issuance date, then 145% of the face amount plus any accrued interest. The Convertible Note may not be prepaid after the 180th day.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transactions did not involve a public offering, the Investor and Lender are accredited investors, the Investor and Lender had access to information about the Company and its investment, the Investor and Lender took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

The foregoing descriptions of the Notes are qualified in their entirety by reference to such Notes which are filed as Exhibit 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

ExhibitNumber	Description

10.1	$250,000 Convertible Promissory Note, dated December 3, 2014, with JMJ Financial
10.2	$57,750 Convertible Promissory Note, dated December 15, 2014, with LC Capital Funding, LLC

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reve Technologies, Inc.

Dated: January 9, 2015	By:	/s/ Tamio Stehrenberger
Tamio Stehrenberger
Chief Executive Officer